                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

                                VALUE PORTFOLIO

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                                VALUE PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                       %
Basic Resources                      7.9
Beverages & Personal Products        0.6
Consumer Durables                   10.3
Consumer Services                    0.4
Energy                               5.2
Financial Services                  18.8
Food, Tobacco & Other                4.5
Health Care                          4.8
Heavy Industry/Transportation       16.1
Retail                               8.1
Technology                           6.9
Utilities                            3.7
Other                               12.7

PERFORMANCE COMPARED TO THE S&P 500
INDEX(1)
------------------------------------

                        TOTAL RETURNS(2)
            -----------------------------------------
                                     AVERAGE ANNUAL
                           ONE            SINCE
               YTD         YEAR       INCEPTION(3)
            ----------  ----------  -----------------
PORTFOLIO..      5.52%      10.52%         17.80%
INDEX.....      17.71%      30.17%         35.78%

1. The S&P 500 Index is an unmanaged index of common stocks.
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3. Commenced operations on January 2, 1997.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE
PERFORMANCE.

TOP FIVE HOLDINGS
                                                PERCENT OF
SECURITY                        INDUSTRY        NET ASSETS
-------------------------  ------------------  -------------
Ford Motor Co.             Consumer Durables          3.1%
General Motors Corp.       Consumer Durables          2.9%
International Business
 Machines Corp.                Technology             2.8%
Chase Manhattan Corp.      Financial Services         2.7%
Case Corp.                  Heavy Industry/           2.5%
                             Transportation

TOP FIVE SECTORS
                             VALUE     PERCENT OF
INDUSTRY                     (000)     NET ASSETS
-------------------------  ---------  -------------
Financial Services         $   3,828        18.8%
Heavy Industry/
 Transportation                3,256        16.1%
Consumer Durables              2,089        10.3%
Retail                         1,638         8.1%
Basic Resources                1,604         7.9%

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Value Portfolio seeks above average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of common stocks and other equity securities that are deemed by Miller Anderson & Sherrerd, LLP to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.

For the six months ended June 30, 1998, the Portfolio had a total return of 5.52% compared to 17.71% for the S&P 500 Index (the "Index"). For the one year period ended June 30, 1998, the Portfolio had a total return of 10.52% compared to 30.17% for the Index. From inception on January 2, 1997 to June 30, 1998, the Portfolio had an average annual total return of 17.80% compared to 35.78% for the Index.

In the month of June, economic and profit concerns re-emerged in the domestic equity markets, particularly in the economically sensitive and "smaller" sectors. Once again, the very expensive, large-cap stable sectors garnered most of investors' attention. During the second quarter the largest fifty companies in the S&P 500 Index, representing about 50% of the Index market value, returned about 7% while the remaining 450 names returned about -0.16%. For the first half of 1998, the largest 50 names have returned 22.5% versus a return of about 12% for the remaining 450 companies.

The inability of our Portfolio to own many mega-cap stocks due to valuation restrictions shows up in our performance as poor stock selection. Negative stock selection was responsible for the bulk of the period's underperformance. Individual stock performance in the technology, energy, healthcare, retail, heavy industry and food and tobacco sectors penalized relative returns. Our top performing stocks included Ford, Chase Manhattan, and Delta, while notable laggards included General Motors, Goodyear, Toys R Us, Stratus Computer, Case Corporation, and RJR Nabisco. Performance of individual companies is measured against the S&P 500, which is a market capitalization weighted index increasingly dominated by mega-cap, high price-earnings companies.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                                VALUE PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

Because performance of the average company differed so dramatically relative to the benchmark, we felt it timely to elaborate on our Portfolio's strategy and style and to take a different view of performance.

Our Portfolio employs a dedicated low price-earnings strategy, and, over full market cycles, low price-earnings investing has generated consistent outperformance. However, in periods of excessive speculation or nifty fifty style growth stock domination, our value philosophy falls into disfavor. This has been the case for the past quarter and for most of the year-to-date, as low price-earnings investing has significantly underperformed the S&P 500. We do not own (nor do we plan to own) high price-earnings stocks in our Portfolio. Financial service stocks constitute about 40% of the individual names and market cap of the two lowest price-earnings quintiles, our primary universe. And, financial service stocks significantly outperformed their non-financial counterparts in the universe. Risk control factors prevent us from holding 40% positions in any sector of the Portfolio including financials. Therefore, most of our holdings are low price-earnings, non-financial companies, and, as a result, much of our relative underperformance occurred due to our commitment to DIVERSIFIED low price-earnings investing.

The current characteristics of the Portfolio reflect our unwavering commitment to value investing through low price/earnings, price/sales and price/cash flow valuation metrics. The price-earnings ratio for the Portfolio is 12.8 times next 12 months' earnings as compared to a price-earnings ratio of 21.3 times for the S&P 500. The Portfolio's price to sales ratio of 0.73 and price to cash flow ratio of 10.1 compare favorably to the S&P 500 ratios of 1.8 times revenues and
17.0 times cash flow. These price-earnings, price-sales and price-cash flow valuation discounts of 40%, 60% and 41%, respectively, represent the largest discounts in our value strategy this decade. And while these valuation discounts might be warranted if our Portfolio contained companies with poor and deteriorating fundamentals, this is not the case. While the Portfolio does have more economic sensitivity than usual, recent growth rates and earnings estimate revisions still approach those of the S&P 500. Our Portfolio's last twelve month growth rates of 5.5% for earnings per share, 8.1% for sales, and 7.0% for dividends approach those of the S&P at 7.4%, 11.2% and 8.8%, respectively. Earnings estimate revisions for the current and next fiscal years, frequently good predictors of future fundamental conditions are -1.7% and -7.1% for the Value Portfolio versus -1.0% and -8.8% for the S&P 500. So, while the Portfolio has owned a few individual companies whose income statements were negatively impacted by the Asian malaise, most of our businesses have not experienced major earnings problems. Our investment philosophy is based on the concept of valuation reconciliation, the concept that most low price-earnings stocks ultimately achieve fair valuation by either price appreciation or earnings deterioration. In today's very narrow stock market, valuation reconciliation has been eclipsed by the market performance of a relatively few, large-cap "growth" stocks. In fact, most low price-earnings stocks have suffered considerable valuation contraction since last fall.

Strategically, there were no significant changes in the Portfolio during the second quarter. The Portfolio remains overweighted in traditional economically sensitive sectors such as industrial franchise, consumer durable, raw material, and transportation sectors as well as the financial services industries. These sectors dominate the low price-earnings investible universe and possess compelling relative and now absolute valuations. At the margin, however, we did attempt to expand our positions in more defensive parts of the stock market. We initiated new positions in EDS, a large cap technology services company, Bell Atlantic, Tenet Healthcare, a large hospital company, and Air Products & Chemicals, the industrial gas company. We added to holdings in VF Corp., Inland Steel, and Case Corp. We also expanded our bank holdings with new positions in Banc One and Washington Mutual. On the sell side, we eliminated our positions in Repsol, Seagate, Mellon, and Quantum. We trimmed positions in some consumer cyclicals which had big moves up including Ford and AMR. Our large underweightings remain in consumer staples and services, health care, technology, and telephone utilities. Our avoidance of many mega-cap stable growth or defensive stocks is driven by valuation considerations and the discipline restrictions of our portfolio process, which we will not violate. Of the largest fifty companies in the S&P 500 at June 30, forty-one were excluded for valuation considerations; of the nine we could own we do own eight. Of the eight largest companies that we in fact own, five positions are top ten holdings including Philip Morris, IBM, Ford, First Union, and Chase Manhattan.

Our outlook for the equity market continues to reflect concern over unsustainable valuations, deteriorating corporate fundamentals and extremely complacent investor sentiment. The recent narrowness in the current stock market advance is typical of an aging bull market. While not absolutely indicative of problems to come in the equity markets, it does seem to increase the possibility of a major market decline. The bear market of 1973-1974 and the market crash of 1987 were preceded by similar relative outperformance of large cap liquid names combined with a faltering broad market. We also believe that a negative market reaction could stimulate a rotation away from the mega-cap defensive names towards the "smaller", cyclical companies in our low price-earnings universe. Indeed, this happened after the last nifty fifty growth stock craze.

July 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                                VALUE PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                                                   VALUE
  SHARES                                                           (000)
------------------------------------------------------------------------

COMMON STOCKS (87.3%)
  BASIC RESOURCES (7.9%)
      3,100   Air Products and Chemicals, Inc..................  $   124
      2,200   Cabot Oil & Gas Corp., Class A...................       71
      2,000   Dow Chemical Co..................................      193
      2,600   E.I. DuPont de Nemours & Co......................      194
      5,100   Great Lakes Chemical Corp........................      201
      5,000   IMC Global, Inc..................................      151
      6,400   Inland Steel Industries, Inc.....................      180
      3,400   Lubrizol Corp....................................      103
      2,100   Rohm & Haas Co...................................      218
      5,600   W.R. Grace & Co..................................       96
      2,600   Westvaco Corp....................................       73
                                                                 -------
                                                                   1,604
                                                                 -------
  BEVERAGES & PERSONAL PRODUCTS (0.6%)
      3,900   Tupperware Corp..................................      110
                                                                 -------
  CONSUMER DURABLES (10.3%)
      3,600   Dana Corp........................................      193
     10,700   Ford Motor Co....................................      631
      8,800   General Motors Corp..............................      588
      6,400   Goodyear Tire & Rubber Co........................      412
      6,500   Owens Corning....................................      265
                                                                 -------
                                                                   2,089
                                                                 -------
  CONSUMER SERVICES (0.4%)
      2,100   Standard Register Co.............................       74
                                                                 -------
  ENERGY (5.2%)
      2,600   Atlantic Richfield Co............................      203
      2,500   British Petroleum plc ADR........................      221
   (a)5,500   Nabors Industries, Inc...........................      109
      3,400   Phillips Petroleum Co............................      164
      5,000   Ultramar Diamond Shamrock Corp...................      158
      6,800   YPF SA ADR.......................................      204
                                                                 -------
                                                                   1,059
                                                                 -------
  FINANCIAL SERVICES (18.8%)
    BANKS (9.3%)
      3,600   Banc One Corp....................................      201
      7,200   Chase Manhattan Corp.............................      544
      1,400   Citicorp.........................................      209
        900   Crestar Financial Corp...........................       49
      7,350   First Union Corp.................................      428
      2,000   NationsBank Corp.................................      153
      2,700   Republic New York Corp...........................      170
      3,200   Washington Mutual, Inc...........................      139
                                                                 -------
                                                                   1,893
                                                                 -------
    INSURANCE (9.5%)
      3,000   Allstate Corp....................................      275
      3,000   American General Corp............................      214
      4,100   CIGNA Corp.......................................      283
      5,100   Everest Reinsurance Holdings, Inc................      196
      2,200   Hartford Financial Services Group, Inc...........      252
      1,300   Loews Corp.......................................      113
      7,150   Old Republic International Corp..................      210

                                                                   VALUE
  SHARES                                                           (000)
------------------------------------------------------------------------
      4,800   ReliaStar Financial Corp.........................  $   230
      2,100   Transatlantic Holdings, Inc......................      162
                                                                 -------
                                                                   1,935
                                                                 -------
  TOTAL FINANCIAL SERVICES.....................................    3,828
                                                                 -------
  FOOD, TOBACCO & OTHER (4.5%)
      5,100   IBP, Inc.........................................       92
      9,600   Philip Morris Cos., Inc..........................      378
     10,300   RJR Nabisco Holdings Corp........................      245
      9,300   Universal Foods Corp.............................      206
                                                                 -------
                                                                     921
                                                                 -------
  HEALTH CARE (4.8%)
        600   Beckman Coulter, Inc.............................       35
      4,700   Beckman Instruments, Inc.........................      274
      7,600   Columbia/HCA Healthcare Corp.....................      221
   (a)8,670   Foundation Health Corp...........................      229
      2,100   Mallinckrodt, Inc................................       62
   (a)3,700   Maxicare Health Plans, Inc.......................       25
   (a)3,500   Tenet Healthcare Corp............................      109
   (a)1,300   Vencor, Inc......................................        9
        800   Ventas, Inc......................................       11
                                                                 -------
                                                                     975
                                                                 -------
  HEAVY INDUSTRY/TRANSPORTATION (16.1%)
   (a)2,100   AMR Corp.........................................      175
      7,300   Aeroquip-Vickers, Inc............................      426
        400   Burlington Northern Santa Fe, Inc................       39
      2,800   CSX Corp.........................................      127
     10,600   Case Corp........................................      511
      2,400   Caterpillar, Inc.................................      127
      6,800   Cummins Engine Co., Inc..........................      349
      1,800   Delta Air Lines, Inc.............................      233
      1,000   Eaton Corp.......................................       78
   (a)2,100   FMC Corp.........................................      143
      8,000   Harnischfeger Industries, Inc....................      227
      4,100   Kennametal, Inc..................................      171
     11,800   Olsten Corp......................................      132
      3,850   Parker Hannifin Corp.............................      147
      3,600   TRW, Inc.........................................      197
      3,300   Tecumseh Products Co., Class A...................      174
                                                                 -------
                                                                   3,256
                                                                 -------
  RETAIL (8.1%)
      6,400   Dillard's, Inc., Class A.........................      265
   (a)2,100   Federated Department Stores, Inc.................      113
      4,000   Russell Corp.....................................      121
      3,800   Sears, Roebuck & Co..............................      232
      3,100   Springs Industries, Inc., Class A................      143
  (a)12,600   Toys 'R' Us, Inc.................................      297
      6,300   V.F. Corp........................................      324
   (a)7,500   Venator Group, Inc...............................      143
                                                                 -------
                                                                   1,638
                                                                 -------
  TECHNOLOGY (6.9%)
   (a)5,000   Arrow Electronics, Inc...........................      109
      3,600   Avnet, Inc.......................................      197

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                                VALUE PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                                                   VALUE
  SHARES                                                           (000)
------------------------------------------------------------------------

  TECHNOLOGY (CONT.)

      4,000   Electronic Data Systems Corp.....................  $   160
      5,000   International Business Machines Corp.............      574
   (a)5,300   Stratus Computer, Inc............................      134
      6,150   Tektronix, Inc...................................      218
                                                                 -------
                                                                   1,392
                                                                 -------
  UTILITIES (3.7%)
      5,300   Bell Atlantic Corp...............................      242
        100   Central Maine Power Co...........................        2
      2,100   Cinergy Corp.....................................       74
      3,500   DTE Energy Co....................................      141
      1,617   Duke Energy Corp.................................       96
      3,500   Entergy Corp.....................................      101
      2,800   GPU, Inc.........................................      106
                                                                 -------
                                                                     762
                                                                 -------
TOTAL COMMON STOCKS (COST $16,941).............................   17,708
                                                                 -------

   FACE
  AMOUNT
   (000)
-----------

SHORT-TERM INVESTMENT (17.3%)
  REPURCHASE AGREEMENT (17.3%)
     $3,502   Chase Securities, Inc. 5.40%, dated 6/30/98 due
                7/1/98, to be repurchased at $3,503,
                collateralized by U.S. Treasury Bonds, 8.875%,
                due 2/15/19, valued at $3,590 (COST $3,502)....    3,502
                                                                 -------
TOTAL INVESTMENTS (104.6%) (COST $20,443)......................   21,210
                                                                 -------

OTHER ASSETS (0.5%)
  Cash.......................................  $   4
  Receivable for Investments Sold............     61
  Dividends Receivable.......................     23
  Receivable for Portfolio Shares Sold.......      6        94
                                               -----
LIABILITIES (-5.1%)
  Payable for Investments Purchased..........   (976)
  Professional Fees Payable..................    (18)
  Payable for Portfolio Shares Redeemed......    (14)
  Investment Advisory Fees Payable...........     (9)
  Custodian Fees Payable.....................     (6)
  Administrative Fees Payable................     (5)
  Other Liabilities..........................     (2)   (1,030)
                                               -----  --------

NET ASSETS (100%)...................................  $ 20,274
                                                      --------
                                                      --------

                                                        AMOUNT
                                                         (000)
--------------------------------------------------------------

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
Applicable to 1,631,118 outstanding $0.001 par value
  shares
  (authorized 500,000,000 shares)...................  $ 12.43
                                                      --------
                                                      --------
NET ASSETS CONSIST OF:
Paid in Capital.....................................  $18,961
Undistributed Net Investment Income.................      140
Accumulated Net Realized Gain.......................      406
Unrealized Appreciation on Investments..............      767
                                                      --------

NET ASSETS..........................................  $20,274
                                                      --------
                                                      --------

---------------

(a)   --  Non-income producing security
ADR   --  American Depositary Receipt

---------------
At June 30, 1998, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                 NET
  COST     APPRECIATION   (DEPRECIATION)    APPRECIATION
  (000)        (000)           (000)            (000)
---------  -------------  ---------------  ---------------
$  20,443    $   1,785       $  (1,018)       $     767

---------------
For the six months ended June 30, 1998, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $1,388,000 and $904,000, respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 1998.

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                                VALUE PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS

                                                            SIX MONTHS
                                                                 ENDED
                                                              JUNE 30,
                                                                  1998
                                                              (UNAUDITED)
                                                                 (000)
----------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                                      $160
  Interest                                                         56
                                                                -----
    Total Income                                                  216
                                                                -----
EXPENSES:
  Investment Advisory Fees                                         49
  Less: Fees Waived                                               (34)
                                                                -----
  Net Investment Advisory Fees                                     15
  Administrative Fees                                              24
  Professional Fees                                                17
  Custodian Fees                                                    9
  Shareholder Reports                                               9
  Directors' Fees and Expenses                                      1
  Other                                                             1
                                                                -----
    Net Expenses                                                   76
                                                                -----
Net Investment Income                                             140
                                                                -----
NET REALIZED GAIN ON:
  Investments Sold                                                408
                                                                -----
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                     260
                                                                -----
Net Realized Gain and Change in Unrealized
  Appreciation/Depreciation                                       668
                                                                -----
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $808
                                                                -----
                                                                -----

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                         SIX MONTHS          PERIOD FROM
                                              ENDED           JANUARY 2,
                                           JUNE 30,                1997*
                                               1998      TO DECEMBER 31,
                                         (UNAUDITED)                1997
                                              (000)                (000)
------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                    $   140              $   116
  Net Realized Gain                            408                  249
  Change in Unrealized
    Appreciation/Depreciation                  260                  507
                                       ------------             -------
  Net Increase in Net Assets
    Resulting from Operations                  808                  872
                                       ------------             -------
DISTRIBUTIONS:
  Net Investment Income                         --                 (116)
  In Excess of Net Investment Income            --                   (3)
  Net Realized Gain                             --                 (249)
  In Excess of Net Realized Gain                --                   (2)
                                       ------------             -------
  Total Distributions                           --                 (370)
                                       ------------             -------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                  6,008               13,979
 Distributions Reinvested                       --                  276
 Redeemed                                   (1,206)                 (93)
                                       ------------             -------
 Net Increase in Net Assets Resulting
   from Capital Share Transactions           4,802               14,162
                                       ------------             -------
 Total Increase in Net Assets                5,610               14,664
NET ASSETS:
  Beginning of Period                       14,664                   --
                                       ------------             -------
  End of Period (Including
    undistributed net investment
    income of $140 and $0,
    respectively)                          $20,274              $14,664
                                       ------------             -------
                                       ------------             -------
------------------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                        482                1,229
      Shares Issued on Distributions
       Reinvested                               --                   24
      Shares Redeemed                          (96)                  (8)
                                       ------------             -------
   Net Increase in Capital Shares
  Outstanding                                  386                1,245
                                       ------------             -------
                                       ------------             -------
------------------------------------------------------------------------

* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                                VALUE PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                                                    PERIOD FROM
                                                                     JANUARY 2,
                                          SIX MONTHS ENDED                1997*
                                             JUNE 30, 1998      TO DECEMBER 31,
SELECTED PER SHARE DATA AND RATIOS             (UNAUDITED)                 1997
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $ 11.78              $ 10.00
                                                -------              -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                            0.09                 0.10
  Net Realized and Unrealized Gain                 0.56                 1.99
                                                -------              -------
  Total From Investment Operations                 0.65                 2.09
                                                -------              -------
DISTRIBUTIONS
  Net Investment Income                              --                (0.10)
  In Excess of Net Investment Income                 --                 0.00+
  Net Realized Gain                                  --                (0.21)
  In Excess of Net Realized Gain                     --                 0.00+
                                                -------              -------
  Total Distributions                                --                (0.31)
                                                -------              -------
NET ASSET VALUE, END OF PERIOD                  $ 12.43              $ 11.78
                                                -------              -------
                                                -------              -------
TOTAL RETURN                                       5.52%               20.98%
                                                -------              -------
                                                -------              -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)               $20,274              $14,664
Ratio of Expenses to Average Net
  Assets                                           0.85%**              0.85%**
Ratio of Net Investment Income to
  Average Net Assets                               1.58%**              1.70%**
Portfolio Turnover Rate                              40%                  34%
-------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period:
  Per Share Benefit to Net Investment
    Income                                      $  0.02              $  0.06
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                   1.24%**              1.87%**
  Net Investment Income to Average
    Net Assets                                     1.19%**              0.68%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
  +  Amount is less than $0.01 per share

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

Morgan Stanley Universal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 1998, the Fund was comprised of eleven separate active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements cover only the Value Portfolio.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on the movement of foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                           JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued in the Statement of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolios as unrealized gain or loss. The Portfolios record realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Portfolios may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the custodian's records for the Portfolio's regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. The Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the commencement of operations. Morgan Stanley Asset Management Inc. has

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                           JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
agreed that in the event any of its initial shares which comprised the Fund at inception are redeemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at time of redemption.

9. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the custodian records in its regular custody account or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold and
(2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

10. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Portfolios may not be able to enter into a closing transaction because of an illiquid secondary market.

11. SWAP AGREEMENTS: The Portfolios may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. The following summarizes swaps which may be entered into by the Portfolios.

INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations. Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations.

Because there is no organized market for these swap agreements, the value of open swaps reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

12. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                           JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security below the exercise price.

Certain Portfolios may purchase call and put options on portfolio securities or other financial instruments. The Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

13. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject a Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Miller Anderson & Sherrerd, LLP ("MAS"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Value Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                                  FROM            MORE
                                 FIRST       $500 MILLION TO      THAN
PORTFOLIO                    $500 MILLION      $1 BILLION      $1 BILLION
--------------------------  ---------------  ---------------  -------------
Value.....................         0.55%            0.50%           0.45%

MAS has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.85%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIANS: Morgan Stanley Trust Company ("MSTC"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., acts as custodian for the Fund's assets held outside the

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                           JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
United States in accordance with a custodian agreement. Chase serves as custodian for the Fund's U.S. assets in accordance with a separate custodian agreement. Custodian fees are computed and payable monthly based on assets held, investment purchases and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses.

E. OTHER: At June 30, 1998, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
 Chairman and Director, Morgan Stanley Asset Management Inc.
 and Morgan Stanley Asset Management Limited;
 Managing Director, Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
 Principal, Morgan Stanley Asset Management Inc. and
 Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and CEO,
Pinacle L.L.C.

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.

OFFICERS

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Lorraine Truten
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Rene J. Feuerman
ASSISTANT TREASURER

Karl O. Hartmann
ASSISTANT SECRETARY

INVESTMENT ADVISERS AND ADMINISTRATORS

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, NY 10020

CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE MORGAN STANLEY UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.